ANCHOR
                                    RESOURCE
                                      AND
                                   COMMODITY
                                     TRUST



                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                       ANCHOR RESOURCE AND COMMODITY TRUST

        Comparison of the Change in Value of a $10,000 Investment in the Anchor Resource and Commodity Trust and the Dow Jones - AIG Commodity Index





                               [GRAPHIC OMITTED]






===============================================================================
                      Anchor Resource and Commodity Trust
                          Average Annual Total Return

-------------------------------------------------------------------------------

                      1 Year                   5 Year

                     (16.01)%                 (5.09)%


===============================================================================



                                       2.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999


Assets:
Investments at quoted market value (cost $986,365;
 see Schedule of Investments, Notes 1, 2, & 5).................  $   1,160,506
Investment securities sold receivable..........................      1,614,667
Cash  .........................................................        150,510
Interest receivable............................................          1,443
                                                                   ------------
     Total assets..............................................      2,927,126
                                                                   ------------
Liabilities:
Capital shares redeemed payable................................      1,258,946
Accrued expenses and other liabilities (Note 3 )...............         45,813
                                                                   ------------
     Total liabilities.........................................      1,304,759
                                                                   ------------
Net Assets:
Capital stock (unlimited shares authorized at $1.00 par value,
 amount paid in on 247,414 shares outstanding) (Note 1 & 6)....      5,383,053
Accumulated undistributed net investment income (Note 1 & 6)...       (728,828)
Accumulated realized loss from security transactions, net
(Note 1 & 6)...................................................     (3,205,999)

Net unrealized depreciation in value of investments (Note 2 & 6)       174,141
                                                                   ------------
     Net assets (equivalent to $6.56 per share, based on
      247,414 capital shares outstanding)......................  $   1,622,367
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

                                       3.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                             STATEMENT OF OPERATONS
                                DECEMBER 31, 1999

Income:
 Interest......................................................     $   20,462
 Dividends.....................................................          4,836
                                                                   ------------
     Total income..............................................         25,298
                                                                   ------------
Expenses:
 Legal fees....................................................         70,334
 Pricing and bookkeeping fees (Note 4).........................         16,816
 Transfer fees (Note 4)........................................         12,661
 Management fees, net (Note 3).................................         12,051
 Custodian fees................................................          3,498
 Audit and accounting fees.....................................          3,000
 Trustee fees..................................................          1,833
 Reserve for liquidation (Note 4)..............................         19,838
 Other expenses................................................          4,204
                                                                   ------------
     Total expenses............................................        144,235
                                                                   ------------

Net investment loss............................................      (118,937)
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss on investments-net.............................    (1,059,269)
  Increase in net unrealized appreciation in investments.......        985,934
                                                                   ------------
     Net loss on investments...................................       (73,335)
                                                                   ------------
Net decrease in net assets resulting from operations...........    $ (192,272)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                                       4.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended      Year Ended
                                                    December 31,    December 31,
                                                        1999            1998
                                                   ----------------------------
From operations:
 Net investment (loss) income....................   $ (118,937)    $    56,321
 Realized loss on investments, net...............   (1,059,269)       (670,858)
 Increase (decrease) in net unrealized
  appreciation in investments....................      985,934      (1,092,930)
                                                   -------------   ------------
     Net decrease in net assets
           resulting from operations.............     (192,272)     (1,707,467)
                                                   --------------  ------------
Distributions to shareholders:
  From net investment income ($0.65 per share in
   1998).........................................       --             (70,599)

  From net realized gain on investments..........       --              --
                                                   --------------  ------------
     Total distributions to shareholders.........       --             (70,599)
                                                   --------------  ------------

From capital share transactions:

                               Number of Shares
                              1999        1998

                            ---------- -----------
 Proceeds from

    Sale of shares.......... 14,057      56,849         98,450         494,745
Net assets received from
 acquisition of Anchor
 Strategic Assets Trust..... 399,227       --        2,659,202          --
Shares issued to share-
 holders in distributions
 reinvested................   --          9,026           --            70,492
Cost of shares redeemed.... (283,845)  (1,035,378)  (1,864,548)     (8,560,276)
                            --------   ----------   -----------     -----------
Increase (decrease) in net
 assets resulting from
 capital share
 transactions..............  129,439    (969,503)       893,104     (7,995,039)
                            ========== ===========  ------------    -----------

Net increase (decrease) in net assets............       700,832     (9,773,105)
Net assets:
  Beginning of period............................       921,535     10,694,640
                                                    -------------   -----------
  End of period (including undistributed net
  investment income of $(728,828)and
   $9,226, respectively).........................   $  1,622,367    $  921,535
                                                    =============   ===========

   The accompanying notes are an integral part of these financial statements.

                                       5.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                       SELECTED PER SHARE DATA AND RATIOS

                                       Year Ended December 31,
                          1999       1998      1997       1996       1995
                       ------------------------------------------------------
Investment income......  $0.64      $1.97      $0.22      $0.15     $0.89
Expenses, net..........   3.68       1.25       0.13       0.09      0.32
                       ------------------------------------------------------
Net investment (loss)
income.................  (3.02)      0.72       0.09       0.06      0.57
Net realized and
 unrealized gain (loss)
 on investments........   1.77      (2.09)     (0.71)      1.08      0.13
Distributions to
shareholders:
   From net investment
    income............      --      (0.65 )       --        --      (0.58)
  From net realized
   gain on
   investments.......       --         --         --         --        --
                       ------------------------------------------------------
Net (decrease) increase
 in net asset value....  (1.25)     (2.02)     (0.62)      1.14      0.12
Net asset value:
 Beginning of period...   7.81       9.83      10.45       9.31      9.19
                       ------------------------------------------------------
 End of period.........  $6.56      $7.81      $9.83     $10.45     $9.31
                       ======================================================

Total Return........... (16.01%)   (14.99%)    (5.93%)    12.24%     7.63%
Ratio of expenses to
 average net assets....   4.09%      1.50%      1.13%      1.10%     1.11%
Ratio of net
 investment (loss) in-
 come to average net
 assets................  (3.37)%     0.86%      0.89%      0.85%     2.01%
Portfolio turnover.....   1.58       0.49       0.09       0.20      0.33
Average commission
 rate paid.............   0.0325     0.0633     0.0575     0.0752    0.0374
Number of shares out-
 standing at end of
 period................ 247,414    117,975   1,087,478  1,106,994  782,903





   The accompanying notes are an integral part of these financial statements.

                                       6.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                                                       Value
Quantity                                                             (Note 1)
--------                                                             --------
COMMON STOCKS - 71.53%
           Gold/Silver Mining Stocks - 71.53%
    7,600  Barrick Gold Corporation.................................$  135,375
    3,000  Cominco Limited..........................................    63,375
   33,400  Franco Nevada Mining Corporation.........................   520,706
    5,300  Freeport McMoran Copper and Gold, Class A................    97,719
    1,100  Rio Tinto PLC............................................   103,331
    3,000  Stillwater Mining........................................    96,000
   40,000  Universal Gold Limited...................................   144,000
                                                                    -----------
           Total common stocks (cost $986,365)...................... 1,160,506
                                                                    -----------
CASH & OTHER ASSETS, LESS LIABILITIES - 28.47%.....................    461,861
                                                                    -----------
           Total Net Assets.........................................$1,622,367
                                                                    ===========






   The accompanying notes are an integral part of these financial statements.

                                       7.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


1. Significant accounting policies:
   Anchor Resource and Commodity Trust (the "Trust"), a Massachusetts business trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

   On June 21, 1999, the shareholders approved the Agreement and Plan of Reorganization between Anchor Resource and Commodity Trust ("Surviving Trust") and Anchor Strategic Assets Trust ("Target Trust"). The shareholders of the target Trust became shareholders of the Surviving Trust and received shares of the Surviving Trust equal in dollar value to the then current value of their shares in the Target Trust, effective at the close of business on August 31, 1999.

   The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   A. Investment securities -- Security transactions are recorded on the date the investments are purchased or sold. Each day, at noon, securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale by noon, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Options are valued in the same manner. Foreign currencies and foreign denominated securities are translated at current market exchange rates as of noon. Temporary cash investments are stated at cost, which approximates market value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.

   B.Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses decreasing net investment income, resulted in a net decrease in undistributed net investment income and a decrease in accumulated realized loss from security transactions. This reclassification had no affect on net assets.




                                       8.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

                                   (Continued)

   C.Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.
   D.Foreign Currency-- Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars at rates reported by a major Boston bank on the following basis:

     A. Market value of investment securities, other assets and liabilities at the 12:00 noon Eastern Time rate of exchange at the balance sheet date.
     B.  Purchases and sales of investment  securities,  income and expenses at
     the  rate  of  exchange   prevailing  on  the  respective   dates  of  such
     transactions (or at an average rate if significant rate fluctuations have not occurred).

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

2. Tax basis of investments:
   At December 31, 1999, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $175,245. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $1,104. Net unrealized appreciation in investments at December 31, 1999 was $174,141.

3. Investment advisory service agreements:
   The investment advisory contract with Anchor Investment Management Corporation (the "Investment Adviser") provides that the Trust will pay the adviser a fee for investment advice based on 3/4 of 1% per annum of average daily net assets. At December 31, 1999, investment advisory fees of $1,740 were due and were included in "Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities. David Y. Williams, a Trustee of the Trust, is President and a Director of the Investment Adviser.



   The accompanying notes are an integral part of these financial statements.

                                       9.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

                                   (Continued)


4. Certain transactions:
   The Trust has entered into an agreement with Cardinal Investment Services, Inc. for transfer agent and dividend disbursing agent services. Annual fees for these services are $12,661.

   Certain officers and trustees of the Trust are directors and/or officers of the investment adviser and distributor. Meeschaert & Co., Inc., the Trust's distributor, received $15,718 in brokerage commissions during the year ended December 31, 1999. Fees earned by Anchor Investment Management Corporation for expenses related to daily pricing of the Trust shares and for bookkeeping services for the year ended December 31, 1999 were $16,816.

   At a meeting of the Board of Trustees on December 3, 1999, the board approved in form a Plan of Liquidation and Dissolution of the Trust. In approving the Plan of Liquidation and Dissolution, the Board considered the impact of the withdrawal of the Trust's largest shareholder on the asset base of the Trust and the subsequent impact on the Trust's expense ratio. The Trustees approved and ratified the creation of a reserve fund in the amount of $19,838 for the purpose of satisfying any and all reasonable costs and expenses which may be incurred by the Trust in liquidating its assets.

5. Purchases and sales:

   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 1999 were:

     Cost of securities acquired:
      U.S. Government and investments backed by such
       securities.......................................    $         --
       Other investments................................      64,944,046
                                                            ---------------
                                                            $ 64,944,046

                                                            ===============
     Proceeds from sales and maturities:

       U.S. Government and investments backed by such
        securities......................................    $         --
        Other investments...............................      67,438,315
                                                            ---------------
                                                            $ 67,438,315
                                                            ===============

6. Acquisition of Anchor Strategic Assets Trust:
   On August 31, 1999, Anchor Resource and Commodity Trust ("Surviving Trust") acquired all of the assets of Anchor Strategic Assets Trust ("Target Trust") pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Trust's shareholders on June 21, 1999. The acquisition was accomplished by a tax-free exchange of 785,930 shares of the Target Trust valued at $2,659,202 for 399,207 shares of the Surviving Trust. The Target Trust's net assets, which were $2,659,202 immediately before acquisition and included $469,799 of unrealized depreciation, were combined with those of the Surviving Trust. The net assets of the Surviving Trust immediately before and after acquisition were $722,476 and $3,381,678, respectively.



   The accompanying notes are an integral part of these financial statements.

                                       10.

                       ANCHOR RESOURCE AND COMMODITY TRUST


Independent Auditors' Report

To the Shareholders and Trustees of Anchor Resource and Commodity Trust:


We have audited the accompanying statement of assets and liabilities of Anchor Resource and Commodity Trust (a Massachusetts business trust), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Anchor Resource and Commodity Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                      LIVINGSTON & HAYNES, P.C.



Wellesley, Massachusetts,
January 7, 2000


                                      11.

                       ANCHOR RESOURCE AND COMMODITY TRUST

                              OFFICERS AND TRUSTEES


ERNIE BUTLER                                          Trustee
President, I.E. Butler Securities

SPENCER H. LEMENAGER                                  Trustee
President, Equity Inc.

DAVID W.C. PUTNAM                                     Chairman
President, F.L. Putnam                                and Trustee
Investment Management Company

J. STEPHEN PUTNAM                                     Vice President and
President, Robert Thomas Securities                   Treasurer

DAVID Y. WILLIAMS                                     President, Secretary
President and Director, Meeschaert & Co., Inc.,       and Trustee
President and Director, Anchor Investment
Management Corporation




                                      12.

                       ANCHOR RESOURCE AND COMMODITY TRUST


                      INVESTMENT ADVISER AND ADMINISTRATOR
                    Anchor Investment Management Corporation
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                  DISTRIBUTOR
                             Meeschaert & Co., Inc.
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612

                                 TRANSFER AGENT
                       Cardinal Investment Services Inc.
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                   CUSTODIAN
                         Investors Bank & Trust Company
               200 Clarendon Street, Boston, Massachusetts 02116

                         INDEPENDENT PUBLIC ACCOUNTANT
                           Livingston & Haynes, P.C.
                  40 Grove St., Wellesley, Massachusetts 02482

                                 LEGAL COUNSEL
                             Thorp Reed & Armstrong
             One Riverfront Center, Pittsburgh, Pennsylvania 15222











This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.


                                      13.